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                      VAN KAMPEN SENIOR FLOATING RATE FUND
                        SUPPLEMENT DATED AUGUST 20, 2002
                   TO THE PROSPECTUS DATED NOVEMBER 13, 2001

    The Prospectus is hereby supplemented as follows:

    The second paragraph in the section titled "INVESTMENT OBJECTIVE AND POLICIES -- Types of Senior Loan Investments--Other Senior Debt Securities" is deleted in its entirety and replaced with the following:

        The Fund also may invest up to 5% of its total assets in structured notes. A structured note is a derivative security that has one or more special features, such as an interest rate based on a spread over an index or a benchmark interest rate, or other reference indicator, that may or may not correlate to the total rate of return on one or more Senior Loans referenced in such notes. Generally, investments in structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investment(s) (such as Senior Loan interests) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investment(s) or referencing an indicator related to such investment(s). The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured note. Structured notes where the rate of return is determined by reference to a Senior Loan will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its assets in Senior Loans.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    SFR SPT 8/02
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